UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

 TERRA PROPERTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-56117 (Commission File Number)	81-0963486 (I.R.S. Employer Identification No.)

550 Fifth Avenue, 6th Floor

New York, New York 10036
(Address of principal executive offices, including zip code)

(212) 753-5100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

Terra Property Trust, Inc. (the “Company,” "we," "us" or "our") has determined to rely upon the Securities and Exchange Commission’s (the “SEC”) Order (the “Order”) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (Release No. 34-88465) to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”). While we and Terra REIT Advisors, LLC (the "Manager"), our external manager, have fully implemented business continuity plans and transitioned to a remote work environment in response to the operational risks and health risks associated with the novel coronavirus disease 2019 (“COVID-19”) pandemic, the adverse effect of the ongoing COVID-19 pandemic has resulted in dislocation in underlying credit markets and it has taken longer than usual to collect market data on which to base our estimates that impact our fair value reporting. As a result, we are not able to complete the Quarterly Report on May 15, 2020, the filing deadline for the Quarterly Report. We expect to file the Quarterly Report on or before May 18, 2020.

In addition, in further reliance on the Order, we are supplementing the risk factors previously disclosed in “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”) with the following risk factors, which should be read in conjunction with the other risk factors presented in the 2019 Annual Report.

Major public health issues, including the current outbreak of COVID-19, and related disruptions in the U.S. and global economy and financial markets have adversely impacted us and could continue to adversely impact or disrupt our financial condition and results of operations.

The recent outbreak of COVID-19 in many countries continues to adversely impact global economic activity and has contributed to significant volatility in financial markets. On March 11, 2020, the World Health Organization publicly characterized COVID-19 as a pandemic. On March 13, 2020, the President of the United States declared the COVID-19 outbreak a national emergency. The global impact of the outbreak has been rapidly evolving, and as cases of the virus increased around the world, governments and organizations have implemented a variety of actions to mobilize efforts to mitigate the ongoing and expected impact. Many governments, including where real estate is located that secures or underlies a significant portion of our commercial real estate loans, have reacted by instituting quarantines, restrictions on travel, school closures, bans on public events and on public gatherings, “shelter in place” or “stay at home” rules, restrictions on types of business that may continue to operate, with exceptions, in certain cases, available for certain essential operations and businesses, and/or restrictions on types of construction projects that may continue. Further, such actions have created, and we expect will continue to create, disruption in real estate financing transactions and the commercial real estate market and adversely impacted a number of industries. The outbreak could have a continued adverse impact on economic and market conditions and continue to cause regional, national and global economic slowdowns and potentially trigger recessions in any or all of these areas.

In the United States, there have been a number of federal, state and local government initiatives applicable to a significant number of mortgage loans, to manage the spread of the virus and its impact on the economy, financial markets and continuity of businesses of all sizes and industries. On March 27, 2020, the U.S. Congress approved, and President Trump signed into law, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). The CARES Act provides approximately $2 trillion in financial assistance to individuals and businesses resulting from the outbreak of COVID-19. The CARES Act, among other things, provides certain measures to support individuals and businesses in maintaining solvency through monetary relief, including in the form of financing and loan forgiveness and/or forbearance. Although this action by the federal government, together with other actions taken at the federal, regional and local levels, are intended to support these economies, there is no guarantee that such measures will provide sufficient relief to avoid continued adverse effects on the economy and potentially a recession. Similar actions have been taken by governments around the globe but as is the case in the United States there is no assurance that such measures will prevent further economic disruptions, which may be significant, around the world.

We believe that our ability, as well as that of our Manager, to operate, our level of business activity and the profitability of our business, as well as the values of, and the cash flows from, the assets we own have been, and will continue to be, impacted by the effects of COVID-19 and could in the future be impacted by another pandemic or other major public health issues. While we have implemented risk management and contingency plans and taken preventive measures and other precautions, no predictions of specific scenarios can be made with respect to the COVID-19 pandemic and such measures may not adequately predict the impact on our business from such events.

The effects of COVID-19 have adversely impacted the value of our assets, our business, financial condition and results of operations and cash flows. Some of the factors that impacted us to date and may continue to affect us include the following:

•	the decline in the value of commercial real estate, which negatively impacts the value of our loans, potentially materially;

•	to the extent the value of commercial real estate declines, which would also likely negatively impact the value of the loans we own, we could become subject to additional margin calls under our master repurchase agreement with Goldman Sachs Bank USA, and if we fail to resolve such margin calls when due by payment of cash or delivery of additional collateral, the lenders may exercise remedies including demanding payment by us of our aggregate outstanding financing obligations and/or taking ownership of the loans or other assets securing the applicable obligations. We may not have the funds available to repay such financing obligations, and we may be unable to raise the funds from alternative sources on favorable terms or at all. Forced sales of the loans or other assets that secure our financing obligations in order to pay outstanding financing obligations may be on terms less favorable to us than might otherwise be available in a regularly functioning market and could result in deficiency judgments and other claims against us;

•	difficulty accessing debt and equity capital on attractive terms, or at all;

•	a severe disruption and instability in the financial markets or deteriorations in credit and financing conditions may affect our or our borrowers’ ability to make regular payments of principal and interest (whether due to an inability to make such payments, an unwillingness to make such payments, or a waiver of the requirement to make such payments on a timely basis or at all);

•	government-mandated moratoriums on the construction, development or redevelopment of properties underlying our construction loans may prevent the completion, on a timely basis or at all, of such projects.

•	unavailability of information, resulting in restricted access to key inputs used to derive certain estimates and assumptions made in connection with evaluating our loans for impairments and establishing allowances for loan losses;

•	our ability to remain in compliance with the financial covenants under our borrowings, including in the event of impairments in the value of the loans we own;

•	a general decline in business activity and demand for mortgage financing, servicing and other real estate and real estate-related transactions, which could adversely affect our ability to make new investments or to redeploy the proceeds from repayments of our existing investments;

•	disruptions to the efficient function of our operations because of, among other factors, any inability to access short-term or long-term financing for the loans we make;

•	our need to sell assets, including at a loss;

•	reductions in loan origination activities;

•	inability of other third-party vendors we rely on to conduct our business to operate effectively and continue to support our business and operations, including vendors that provide IT services, legal and accounting services, or other operational support services;

•	effects of legal and regulatory responses to concerns about the COVID-19 pandemic and related public health issues, which could result in additional regulation or restrictions affecting the conduct of our business; and

•	our ability to ensure operational continuity in the event our business continuity plan is not effective or ineffectually implemented or deployed during a disruption.

The rapid development and fluidity of the circumstances resulting from this pandemic precludes any prediction as to the ultimate adverse impact of COVID-19. There are no comparable recent events which provide guidance as to the effect of the spread of COVID-19 and a pandemic on our business. Nevertheless, COVID-19 and the current financial, economic and capital markets environment, and future developments in these and other areas present material uncertainty and risk with respect to our performance, financial condition, volume of business, results of operations and cash flows. Moreover, many risk factors set forth in the 2019 Annual Report should be interpreted as heightened risks as a result of the impact of the COVID-19 pandemic.

Holders of our common stock may receive distributions on a delayed basis or distributions may decrease over time. Changes in the amount and timing of distributions we pay or in the tax characterization of distributions we pay may adversely affect the fair value of our common stock or may result in holders of our common stock being taxed on distributions at a higher rate than initially expected.

Our distributions are driven by a variety of factors, including our minimum distribution requirements under the real estate investment trust (“REIT”) tax laws and our REIT taxable income (including certain items of non-cash income) as calculated pursuant to the Internal Revenue Code. We are generally required to distribute to our stockholders at least 90% of our REIT taxable income, although our reported financial results for U.S. GAAP purposes may differ materially from our REIT taxable income.

For the year ended December 31, 2019, we paid $30.4 million of cash distributions on our common stock, representing cumulative distributions of $2.03 per share. For the three months ended March 31, 2020, our board of directors declared cumulative cash distributions of $0.53 per share that were paid monthly in the same period in which each was declared.

We continue to prudently evaluate our liquidity and review the rate of future distributions in light of our financial condition and the applicable minimum distribution requirements under applicable REIT tax laws and regulations. We may determine to pay distributions on a delayed basis or decrease distributions for a number of factors, including the risk factors described in this this Current Report on Form 8-K and in the 2019 Annual Report.

To the extent we determine that future distributions would represent a return of capital to investors or would not be required under applicable REIT tax laws and regulations, rather than the distribution of income, we may determine to discontinue distribution payments until such time that distributions would again represent a distribution of income or be required under applicable REIT tax laws and regulations. Any reduction or elimination of our payment of distributions would not only reduce the amount of distributions you would receive as a holder of our common stock, but could also have the effect of reducing the fair value of our common stock and our ability to raise capital in future securities offerings.

In addition, the rate at which holders of our common stock are taxed on distributions we pay and the characterization of our distribution - be it ordinary income, capital gains, or a return of capital - could have an impact on the fair value of our common stock. After we announce the expected characterization of distributions we have paid, the actual characterization (and, therefore, the rate at which holders of our common stock are taxed on the distributions they have received) could vary from our expectations, including due to errors, changes made in the course of preparing our corporate tax returns, or changes made in response to an audit by the Internal Revenue Service (the “IRS”"), with the result that holders of our common stock could incur greater income tax liabilities than expected.

Forward-Looking Statements

We make forward-looking statements in this Current Report on Form 8-K within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections. The forward-looking statements contained in this Current Report on Form 8-K may include, but are not limited to, statements as to:

•	our expected financial performance, operating results and our ability to make distributions to our stockholders in the future;

•	the potential negative impacts of COVID-19 on the global economy and the impacts of COVID-19 on the Company’s financial condition, results of operations, liquidity and capital resources and business operations;

•	actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact;

•	the availability of attractive risk-adjusted investment opportunities in our target asset class and other real estate-related investments that satisfy our objectives and strategies;

•	the origination or acquisition of our targeted assets, including the timing of originations or acquisitions;

•	volatility in our industry, interest rates and spreads, the debt or equity markets, the general economy or the real estate market specifically, whether the results of market events or otherwise;

•	changes in our investment objectives and business strategy;

•	the availability of financing on acceptable terms or at all;

•	the performance and financial condition of our borrowers;

•	changes in interest rates and the market value of our assets;

•	borrower defaults or decreased recovery rates from our borrowers;

•	changes in prepayment rates on our loans;

•	our use of financial leverage;

•	actual and potential conflicts of interest with any of the following affiliated entities: Terra Fund Advisors, LLC, Terra REIT Advisors, LLC, Terra Income Advisors, LLC; Terra Capital Partners, LLC, our sponsor; Terra Secured Income Fund 5, LLC; Terra JV, LLC; Terra Income Fund 6, Inc.; Terra Secured Income Fund 5 International; Terra Income Fund International; Terra Secured Income Fund 7, LLC; Terra International Fund 3, L.P.; Terra International Fund 3 REIT, LLC; Terra Capital Advisors, LLC; Terra Capital Advisors 2, LLC; Terra Income Advisors 2, LLC; or any of their affiliates;

•	our dependence on our Manager or its affiliates and the availability of its senior management team and other personnel;

•	liquidity transactions that may be available to us in the future, including a liquidation of our assets, a sale of our company or an initial public offering and listing of our shares of common stock on a national securities exchange, and the timing of any such transactions;

•	actions and initiatives of the U.S. federal, state and local government and changes to the U.S. federal, state and local government policies and the execution and impact of these actions, initiatives and policies;

•	limitations imposed on our business and our ability to satisfy complex rules in order for us to maintain our exclusion from registration under the Investment Company Act of 1940, as amended, and to maintain our qualification as a REIT for U.S. federal income tax purposes; and

•	the degree and nature of our competition.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Part I — Item 1A. Risk Factors” in the 2019 Annual Report. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this Current Report on Form 8-K on information available to us on the date of this Current Report on Form 8-K. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. Stockholders are advised to consult any additional disclosures that we may make directly to stockholders or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned in the capacities indicated hereunto duly authorized.

TERRA PROPERTY TRUST, INC.

Date: May 15, 2020	By:	/s/ Gregory M. Pinkus
		Name:	Gregory M. Pinkus
		Title:	Chief Financial Officer and Chief Operating Officer